                                  EXHIBIT 24
                              POWERS OF ATTORNEY

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Thomas F. English, Richard M. Howe, Stephen
R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Director, President and Chief Executive Officer of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Director, President and Chief Executive Officer of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 27th day of February, 1998


/s/ Lawrence V. Burkett, Jr.                       /s/ Leslie C. Langford
----------------------------------                 ----------------------------
Lawrence V. Burkett, Jr.                           Witness
Director, President
and Chief Executive Officer

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, John B. Davies, Member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1998


/s/ John B. Davies                         /s/ Cynthia A. Van Wart
-----------------------------              -----------------------------
John B. Davies                             Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Stuart H. Reese, Member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

        MML Bay State Variable Annuity Separate Account 1
        MML Bay State Variable Life Separate Account I
        MML Bay State Variable Life Separate Account II
        MML Bay State Variable Life Separate Account III
        MML Bay State Variable Life Separate Account IV
        MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 3rd day of March, 1998


/s/ Stuart H. Reese                        /s/ Elizabeth Gagne
-----------------------------              -----------------------------
Stuart H. Reese                            Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, John Miller, Jr., Second Vice President and Comptroller of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Second Vice President and Comptroller of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Second Vice President and Comptroller of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 6th day of March, 1998


/s/ John Miller, Jr.                       /s/ Bianca A. Marrero
-----------------------------              -----------------------------
John Miller, Jr.                           Witness
Second Vice President
and Comptroller

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Edward M. Kline, Treasurer of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Treasurer of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Treasurer of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1998


/s/ Edward M. Kline                        /s/ Elizabeth A. Martins
-----------------------------              -----------------------------
Edward M. Kline                            Witness
Treasurer

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Paul D. Adornato, Member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 10th day of March, 1998


/s/ Paul D. Adornato                            /s/ Mary Lou Best
----------------------------                    ----------------------------
Paul D. Adornato                                Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Anne Melissa Dowling, Member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as Member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set her hand this 2nd day of March, 1998


/s/ Anne Melissa Dowling                   /s/ Jane Desilets
----------------------------               ----------------------------
Anne Melissa Dowling                       Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Maureen R. Ford, Member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as Member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set her hand this 2nd day of March, 1998


/s/ Maureen R. Ford                        /s/ K.B. Peak
----------------------------               ----------------------------
Maureen R. Ford                            Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Isadore Jermyn, Member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 27th day of February, 1998


/s/ Isadore Jermyn                         /s/ Jean M. Bourgeois
----------------------------               ----------------------------
Isadore Jermyn                             Witness
Member, Board of Directors